Exhibit 10.3

AMENDMENT NO. 2 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 16, 2006 is executed with reference to the Third Amended and Restated Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of April 25, 2006, among Harrah’s Operating Company, Inc., a Delaware corporation (“Company”), Harrah’s Entertainment, Inc., a Delaware corporation (the “Parent”), each lender from time to time a party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

RECITALS

A.            The Company and Parent have requested that the Lenders consent to the increase of the Letter of Credit Sublimit from $300,000,000 to $850,000,000.

B.            The Company, Parent and the Administrative Agent, acting with the written consent of the Requisite Lenders pursuant to Section 11.2 of the Credit Agreement, have agreed to amend the Credit Agreement to increase the Letter of Credit Sublimit, and as otherwise set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Increase to Letter of Credit Sublimit.  The definition of “Letter of Credit Sublimit” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

“Letter of Credit Sublimit” means an amount equal to $850,000,000.   The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

2.             Confirmation by Issuing Lenders.  By executing its Consent to this Amendment, Bank of America, as an Issuing Lender, hereby confirms that it will act as an Issuing Lender in respect of the entire amount of the Letter of Credit Sublimit (as so increased).

3.             Conditions Precedent.  The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of consents hereto by the Requisite Lenders, substantially in the form of Exhibit A hereto.

4.             Confirmation.  Borrower acknowledges that the terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

5.             Counterparts.  This Amendment may be executed in counterparts in accordance with Section 11.7 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

HARRAH’S ENTERTAINMENT, INC.

By:
Jonathan S. Halkyard, Senior Vice
President and Treasurer

HARRAH’S OPERATING COMPANY, INC.

By:
Jonathan S. Halkyard, Senior Vice
President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT A

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Third Amended and Restated Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of April 25, 2006, among Harrah’s Operating Company, Inc., a Delaware corporation (“Company”), Harrah’s Entertainment, Inc., a Delaware corporation (the “Parent”), each lender from time to time a party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Third Amended and Restated Credit Agreement, substantially in the form of the draft heretofore delivered to the undersigned, and to the related increase to the Letter of Credit Sublimit from $300,000,000 to $850,000,000.

August   , 2006.

Name of Lender

By:
Name:
Title: